UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
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☐	Definitive Proxy Statement

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JetBlue Airways Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Your Vote Counts! *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V90753-P41698 JETBLUE AIRWAYS CORPORATION 27-01 QUEENS PLAZA NORTH LONG ISLAND CITY, NY 11101 ATTN: INVESTOR RELATIONS JETBLUE AIRWAYS CORPORATION 2026 Annual Meeting Vote by May 13, 2026 11:59 p.m. EDT You invested in JETBLUE AIRWAYS CORPORATION and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on May 14, 2026. Get informed before you vote View the Notice and Proxy Statement and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 30, 2026. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Vote Virtually at the Meeting* May 14, 2026 9:00 a.m. EDT Virtually at: www.virtualshareholdermeeting.com/JBLU2026

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	To elect thirteen directors nominated by the Board of Directors to serve until the 2027 Annual Meeting of Stockholders	
	Nominees:	
1a.	Peter Boneparth	For
1b.	Monte Ford	For
1c.	Joanna L. Geraghty	For
1d.	Ellen Jewett	For
1e.	Robert Leduc	For
1f.	Jesse Lynn	For
1g.	Teri McClure	For
1h.	Sean Menke	For
1i.	Steven D. Miller	For
1j.	Nik Mittal	For
1k.	Sarah Robb O'Hagan	For
1l.	Vivek Sharma	For
1m.	Thomas Winkelmann	For
2.	To approve, on an advisory basis, the compensation of our named executive officers	For
3.	To ratify the selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026	For
4.	To approve an amendment to the JetBlue Airways Corporation 2020 Crewmember Stock Purchase Plan to increase the number of shares of common stock authorized for issuance	For

NOTE: To transact such other business as may properly come before the annual meeting and any postponement(s) or adjournment(s) thereof.

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V90754-P41698